                               2,100,000 Shares(1)

                           ALL-COMM MEDIA CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                January __, 1997

CRUTTENDEN ROTH INCORPORATED
  As Lead Representative of the Several Underwriters
c/o Cruttenden Roth Incorporated
18301 Von Karman, Suite 100
Irvine, California 92715

LT LAWRENCE & CO., INC.
3 New York Plaza
New York, NY  10004

Ladies and Gentlemen:

               All-Comm Media Corporation, a Nevada corporation (the "Company"), confirms its agreement with Cruttenden Roth Incorporated (the "Lead Representative") and LT Lawrence & Co., Inc. ("LT Lawrence"; the Lead Representative and LT Lawrence, collectively, the "Representatives") and the other members of the underwriting group set forth on Schedule A hereto (collectively with the Representatives, the "Underwriters") as follows:

               1. Description of Shares. The Company proposes to issue and sell 1,750,000 shares of its authorized and unissued common stock, $0.01 par value per share ("Common Stock"), to the several Underwriters, and the stockholders of the Company listed in Schedule B hereto (the "Selling Stockholders") propose to sell an aggregate of 350,000 shares of Common Stock of the Company to the several Underwriters. Such 2,100,000 Shares are hereinafter referred to as the "Firm Shares." The Company, certain of the Selling Stockholders and certain other stockholders named in Schedule C hereto (the "Over-Allotment Selling Stockholders") also propose to grant to the Underwriters an option to purchase up to

--------
     1  Plus an option to  purchase  up to 315,000  additional  shares  from the
        Company   and  the   Over-Allotment   Selling   Stockholders   to  cover
        over-allotments.

315,000 additional shares of Common Stock for the purpose of covering over-allotments, if any (the "Option Shares"), as provided in Section 10 hereof. In addition, the Company proposes to sell to the Representatives, individually and not in their capacity as Representatives, warrants (the "Underwriters' Warrants") to purchase up to 210,000 shares of Common Stock (the "Underwriters' Warrant Stock"), which sale will be consummated in accordance with the terms and conditions of the Underwriters' Warrant Agreement dated the date hereof (the "Underwriters' Warrant Agreement"). As used in this Agreement, the term "Shares" shall include the Firm Shares and the Option Shares. All shares of Common Stock of the Company to be outstanding after giving effect to the sales contemplated hereby, including the Shares, are hereinafter referred to as "Common Stock."

               2.     Representations, Warranties and Agreements of the
Company.

               The Company hereby represents and warrants to, and agrees with, each Underwriter as of the date hereof, and as of the Closing Date (hereinafter defined) and each Option Closing Date (hereinafter defined), if any, as follows (it being expressly understood and agreed that "materiality" for purposes of this Agreement shall be determined by the Lead Representative in its sole and reasonable discretion):

               (a) A registration statement on Form SB-2 (File No. 333-14339) with respect to the Shares, the Underwriters' Warrants and the Underwriters' Warrant Stock, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission (such rules and regulations under the Act and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereinafter referred to as the "Rules and Regulations"); such amendments to such registration statement and such amended prospectuses subject to completion as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement and such amended prospectuses subject to completion as may hereafter be required. Copies of such registration statement and amendments and of each related prospectus subject to completion (the "Preliminary Prospectuses") have been delivered to the Representatives.

               If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations) and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations), except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

               (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased (each such date an "Option Closing Date"), (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph
(b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter, or to any Selling Stockholder or Over-Allotment Selling Stockholder, furnished to the Company by such Underwriter, Selling Stockholder or Over-Allotment Selling Stockholder specifically for use in the preparation thereof.

               (c)  Each  of  the  Company  and  its  directly  and   indirectly
wholly-owned subsidiaries, All-Comm Acquisition Corporation (formerly BH Acquisitions, Inc.), All-Comm Holdings, Inc. (formerly Bullhead Casino
Corporation), Alliance Media Corporation ("Alliance"), Stephen Dunn & Associates, Inc. ("SD&A") and Metro Services Group, Inc. ("Metro") (each of the foregoing individually a "Subsidiary" and collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation under the laws of the jurisdiction of its incorporation or organization with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; each of the Company and the Subsidiaries is in good standing in the jurisdiction of its incorporation or organization (to the extent the laws of such jurisdiction provide for the good standing of corporations); each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole; no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company and each of the Subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect; neither the Company nor any Subsidiary is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or such Subsidiary is a party or by which it or its properties may be bound; and neither the Company nor any Subsidiary is in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or such Subsidiary or over its properties of which it has knowledge. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. Except as otherwise noted in the Registration Statement, the Company owns, directly or indirectly, 100% of the capital stock of each of the Subsidiaries. The disclosures in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on each of the Company's and the Subsidiaries' businesses as currently conducted and as contemplated are correct in all material respects.

               (d) The Company has full legal right, power and authority to enter into this Agreement and the Underwriters' Warrant Agreement and to perform the transactions contemplated hereby and thereby. Each of this Agreement and the Underwriters' Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution under this Agreement or the Underwriters' Warrant Agreement may be limited by applicable law and except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of this Agreement and the Underwriters' Warrant Agreement and the consummation of the transactions herein or therein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, license, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company's or any of the Subsidiaries' properties or assets may be bound, (ii) the charter or by-laws of the Company, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree (except that no representation is made as to matters arising under any state securities or Blue Sky law) of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties is required for the execution and delivery of this Agreement or the Underwriters' Warrant Agreement and the consummation by the Company of the transactions herein and therein contemplated, except such as may be required under the Act or under state or other securities or Blue Sky laws, all of which requirements have been satisfied in all material respects.

               (e) There is not any pending or, to the best of the Company's knowledge, threatened action, suit, claim or proceeding against the Company or any of the Subsidiaries, or any of such companies' officers or any of their properties, assets or rights before any court, government or governmental agency or body, domestic or foreign, which (i) would or could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole or might reasonably be expected to materially and adversely affect the properties, assets or rights thereof, (ii) questions the validity of the capital stock of the Company, this Agreement or the Underwriters' Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Underwriters' Warrant Agreement, (iii) might prevent consummation of the transactions contemplated hereby or (iv) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act, or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

               (f)  The  Recapitalization  and  the  agreements,  documents  and instruments executed and delivered by the Company in connection therewith (the "Recapitalization Documents") were duly authorized by all necessary corporate action on the part of the Company. Each of the Recapitalization Documents was executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of the Recapitalization Documents and the consummation of the Recapitalization therein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, license, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company's or any of the Subsidiaries' properties or assets may be bound, (ii) the charter or by-laws of the Company, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdic-
tion over the Company or over its properties. No consent, approval, authorization or order of or qualification with (i) any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or (ii) any other third party is or was required for the execution and delivery of the Recapitalization Documents and the consummation by the Company of the Recapitalization therein contemplated, except for the consents which were obtained. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Firm Shares and the Option Shares to be sold by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest created by the Company. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares to be sold by the Company except as may be required under the Act or under state securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company has no outstanding options to purchase, or preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts, plans or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations (other than as disclosed in the Prospectus and other than pursuant to the 1991 Stock Option Plan (the "Stock Option Plan"), filed as Exhibit 10.1 to the Registration Statement).


               (g) The consolidated financial statements of the Company and the Subsidiaries set forth in the Registration Statement, together with the related schedules and notes, fairly present the consolidated financial position, income
(loss), changes in cash flow, changes in stockholders' equity and the results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, SD&A and Metro, together with the related schedules and notes, and the unaudited financial information, filed with the Commission as part of the Registration State-
ment, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. The pro forma financial information included in the Registration Statement and the Prospectus (A) has been prepared, in all material respects, in accordance with the applicable requirements of Item 310(d) of Regulation S-B promulgated under the Exchange Act, and (B) the pro forma adjustments have been properly applied on the bases described therein and the assumptions used in the preparation of the pro forma financial information and included in the Registration Statement and the Prospectus are reasonable and appropriate to give effect to the transactions or circumstances referred to therein. Other than as disclosed in the Prospectus, there has been no material adverse change or development involving a materially adverse prospective change in the financial condition, earnings, prospects, operations, properties, business or results of operations of the Company and the Subsidiaries taken as a whole whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus. The outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any Subsidiary,
(ii) any transaction that is material to the Company or any Subsidiary, except transactions entered into in the ordinary course of business, (iii) any material obligation, direct or contingent, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company or such Subsidiary, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (vi) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole.

               (i) Except as set forth in the Registration Statement and Prospectus, (i) the Company and each of the Subsidiaries has good and marketable title to all properties and assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole, (ii)
assuming due execution and delivery by the parties thereto other than the Company or any of its Subsidiaries, the agreements to which the Company or any Subsidiary is a party described in the Registration Statement are valid agreements, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company and each of the Subsidiaries has valid and enforceable leases for all properties and assets leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and except for such as would not have a material adverse effect on the condition (financial or otherwise) earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

               (j) The Company and each of the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and there is no tax deficiency or penalty that has been or, to the best of the Company's knowledge, is threatened to be asserted against the Company or any Subsidiary that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, and the Company knows of no basis for the assertion against it or any of the Subsidiaries of any such tax deficiency or penalty. All known tax liabilities are adequately provided for on the books of the Company.

               (k) No transfer tax, stamp duty or other similar tax is payable by or on behalf of any Underwriter in connection with (i) the issuance by the Company of the Firm Shares and the Option Shares to be sold by it, (ii) the purchase by any Underwriter of the Firm Shares, the Option Shares and the Underwriters' Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) resales of the Firm Shares or Option Shares sold by the Company to the Underwriters in connection with the distribution contemplated hereby.

               (l) Each of the Company and the Subsidiaries maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for its business and consistent with insurance coverage maintained by companies of similar size in similar businesses; neither the Company nor any of the Subsidiaries has been refused any insurance coverage sought or applied for; and each of the Company and the Subsidiaries does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole.

               (m) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or any of the Subsidiaries exists or is imminent. No collective bargaining agreement exists with any of the Company's or any of the Subsidiaries' employees and, to the best of the Company's knowledge, no such agreement is imminent.

               (n) The Company and each of the Subsidiaries owns or possesses adequate rights to use all patents, patent rights, inventions, designs, processes, works of authorship, computer programs and technical data, trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and copyrights (collectively herein "intellectual property") which are necessary to conduct its business as described in the Registration Statement and Prospectus, the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company or any of the Subsidiaries by others with respect to any patent, patent rights, inventions, designs, processes, works of authorship, computer programs, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, designs, processes, works of authorship, computer programs, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would or could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries taken as a whole.

               (o) Each of the Company and the Subsidiaries has taken reasonable security measures to protect the secrecy, confidenti-ality and value of all their material intellectual property in all material aspects.

               (p) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and has been approved for quotation on the Nasdaq SmallCap Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq SmallCap Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing.

               (q) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

               (r) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date, or any Option Closing Date, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

               (s) Except as set forth in the Registration Statement and Prospectus, (i) the Company and each of the Subsidiaries is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business,
(ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company has no reason to believe it will be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. 'SS' 9601, et. seq.), or otherwise designated as a contaminated site under applicable state or local law.

               (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (u) None of the Company, the Subsidiaries, nor any of their respective employees, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has taken, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

               (v)  Except as  disclosed  to the  Representatives  in writing or described in the Prospectus, neither the Company nor any of the Subsidiaries maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Neither the Company nor any of the Subsidiaries maintains or contributes now, or at any time previously maintained or contributed, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company or any of the Subsidiaries to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan. Neither the Company nor any Subsidiary has ever completely or partially withdrawn from a "multiemployer plan."

               (w) The Company has caused to be duly executed legally binding and enforceable agreements (the "Lock-up Agreements") pursuant to which the Company, its directors and officers and certain of its stockholders and holders of options, warrants, conversion or contractual rights to acquire Common Stock, who will hold in the aggregate up to 10,202,092 Restricted Shares (as defined in the Registration Statement under "Risk Factors" - "Shares Eligible for Future Sale") outright or issuable upon exercise of such rights, depending on the extent to which the Underwriters' over-allotment options are exercised, if at all (10,199,782 Restricted Shares if the Underwriters' over-allotment options are exercised in full), have agreed that they will not, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of or transfer (or announce any offer, sale, offer of sale, pledge, contract of sale, grant of any option to purchase or other disposition or transfer of) any shares of Common Stock or any capital stock or any other securities convertible into or exercisable for, or any right to purchase or acquire, Common Stock or any other capital stock, for a period of nine (9) months after the date of the final Prospectus, subject to earlier termination if the final Prospectus relating to the Shares is not filed with the Commission by March 31, 1997 pursuant to Rule 424(b) under the Act (such period being the "Lock-up Period"), without the prior written consent of the Lead Representative, on behalf of the Underwriters, except (x) in the case of the Company, with respect to (i) private issuances in connection with acquisitions if the holders thereof agree to be bound by the foregoing nine-month restriction to the same extent as the Company and (ii) grants of options and other rights pursuant to the Stock Option Plan and issuances of Common Stock pursuant to the exercise of currently outstanding employee options and (y) in the case of the holders of such Restricted Shares, with respect to bona fide gifts of shares of Common Stock or securities convertible into or exchangeable for Common Stock provided that the donee agrees in writing to be bound by the foregoing provisions.

               (x) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, or any of the members of the families of any of them, required by the Rules and Regulations to be disclosed which are not disclosed as is required.

               (y) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, the Subsidiaries or any of their respective officers, directors, stockholders, employees or affiliates that may affect the Underwriters' compensation, as determined by the NASD other than those, if any, arising out of commitments or actions of the Underwriters.

               (z) Neither the Company nor the Subsidiaries, nor any of their respective officers, employees, agents or any other person acting on behalf of the Company or any of the Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or any of the Subsidiaries (or assist the Company or any of the Subsidiaries in connection with any actual or proposed transaction) which (a) would or could reasonably be expected to subject the Company or any of the Subsidiaries, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, would or could reasonably be expected to have had a materially adverse effect on the assets, business or operations of the Company or any of the Subsidiaries, or (c) if not continued in the future, would or could reasonably be expected to adversely affect the assets, business, operations or prospects of the Company or any of the Subsidiaries.

               (aa) There are no contracts, arrangements or understandings of a character required to be disclosed in the Prospectus under Rule 404 of Regulation S-B which are not disclosed as so required.

               (ab) Any certificate signed by any officer of the Company or any officer of any of the Subsidiaries, and delivered to any Underwriter or to Rubin Baum Levin Constant & Friedman ("Underwriters' Counsel") shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

               (ac) Schedule 2.1 hereto contain a description of the minute books of the Company and the Subsidiaries that have been made available to the Representatives (the "Existing Records"). The Company has diligently searched for the minute books and stock records of the Company and each of the Subsidiaries for all periods since the respective dates of their incorporation and, except for the Existing Records, has been unable to locate such minute books and stock records. Each minute book included in the Existing Records contains an accurate summary in all material respects of all meetings and actions of the directors and stockholders of the Company and the Subsidiaries, respectively, included therein, and reflects all transactions referred to in such minutes accurately in all material respects. The Existing Records for all periods beginning on or after January 1, 1992 contain accurate summaries in all material respects of all meetings and actions of the directors and stockholders of the Company and the Subsidiaries, respectively, during the time periods covered thereby and reflect all transactions referred to therein accurately in all material respects.

               (ad) The Underwriters' Warrants have been duly and validly authorized by the Company and upon delivery to the Underwriters in accordance with the Underwriters' Warrant Agreement will be duly issued and legal, valid and binding obligations of the Company except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

               (ae) The Underwriters' Warrant Stock has been duly authorized and reserved for issuance upon the exercise of the Underwriters' Warrants and, when issued upon payment of the exercise price therefor, will be validly issued, fully paid and nonassessable shares of Common Stock of the Company.

               (af) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

               3. Representations, Warranties and Covenants of the Selling Stockholders and the Over-Allotment Selling Stockholders with Respect to the Shares held by them. Each of the Selling Stockholders and the Over-Allotment Selling Stockholders, severally and not jointly, represents, warrants and covenants to the several Underwriters as of the date hereof and as of the Closing Date and each Option Closing Date as applicable:

               (a) Such Selling Stockholder or Over-Allotment Selling Stockholder has good and valid title to the Shares to be sold by such Selling Stockholder or Over-Allotment Selling Stockholder hereunder, free and clear of all voting trust agreements, restrictions on transfer, pledges, liens, encumbrances, equities, security interests and claims whatsoever, with full right and authority to deliver the same hereunder, subject, in the case of each Selling Stockholder or Over-Allotment Selling Stockholder, to the rights of Bankers Trust Company, as Custodian (the "Custodian"), and that upon the delivery of and payment for such Shares hereunder, the several Underwriters will receive good and marketable title thereto, free and clear of encumbrances, equities, security interests and claims whatsoever.

               (b) Certificates in negotiable form for the Shares to be sold by such Selling Stockholder or Over-Allotment Selling Stockholder have been placed in custody with the Custodian under a Custody Agreement for delivery under this Agreement; such Selling Stockholder or Over-Allotment Selling Stockholder specifically agrees that the Shares represented by the certificates so held in custody for such Selling Stockholder or Over-Allotment Selling Stockholder are subject to the interests of the several Underwriters and the Company, that the arrangements made by such Selling Stockholder or Over-Allotment Selling Stockholder for such custody, including the Power of Attorney referred to in such Custody Agreement, are to that extent irrevocable, and that the obligations of such Selling Stockholder or Over-Allotment Selling Stockholder hereunder and under the Custody Agreement and the Power of Attorney shall not be terminated by any act of such Selling Stockholder or Over-Allotment Selling Stockholder or by operation of law, whether by the death or incapacity of such Selling Stockholder or Over-Allotment Selling Stockholder (or, in the case of a Selling Stockholder or Over-Allotment Selling Stockholder that is not an individual, the dissolution or liquidation of such Selling Stockholder or Over-Allotment Selling Stockholder) or the occurrence of any other event; if any such death, incapacity, dissolution, liquidation or other such event should occur before the delivery of the shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution, liquidation or other event had not occurred, regardless of whether the Custodian shall have received notice of such death, incapacity, dissolution, liquidation or other event.

               (c) All information in the Registration Statement or the Prospectus, or any amendment or supplement thereto, relating to such Selling Stockholder or Over-Allotment Selling Stockholder (including, without limitation, the information relating to such Selling Stockholder or Over-Allotment Selling Stockholder which is set forth in the Prospectus under the caption "Principal and Selling Stockholders"), and all representations and warranties of such Selling Stockholder or Over-Allotment Selling Stockholder in the Custody Agreement are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the information in the light of the circumstances under which they were made not misleading. The sale of the Shares by such Selling Stockholder or Over-Allotment Selling Stockholder pursuant hereto is not promoted by such Selling Stockholder's or Over-Allotment Selling Stockholder's knowledge of any material adverse information concerning the Company or any of the Subsidiaries which is not set forth in the Prospectus.

               (d) Such Selling Stockholder or Over-Allotment Selling Stockholder has full power and authority to enter into this Agreement and the Custody Agreement and perform the transactions contemplated hereby and thereby. This Agreement and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder or Over-Allotment Selling Stockholder and the form of such Custody Agreement has been delivered to the Lead Representative.

               (e) The making and  performance of this Agreement and the Custody
Agreement and the consummation by such Selling Stockholder or Over-Allotment Selling Stockholder of the transactions contemplated hereby and thereby will not result in a breach or violation by such Selling Stockholder or Over-Allotment Selling Stockholder of any terms or provisions of, or constitute a default by such Selling Stockholder or Over-Allotment Selling Stockholder under, any material indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other material agreement or instrument to which such Selling Stockholder or Over-Allotment Selling Stockholder is a party or by which such Selling Stockholder or Over-Allotment Selling Stockholder or any of their properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body, domestic or foreign, applicable to such Selling Stockholder or Over-Allotment Selling Stockholder or any of their properties, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of such Selling Stockholder or Over-Allotment Selling Stockholder if such Selling Stockholder or Over-Allotment Selling Stockholder is a corporation, the partnership agreement or other governing documents of such Selling Stockholder or Over-Allotment Selling Stockholder if such Selling
Stockholder or Over-Allotment Selling Stockholder is a limited or general partnership, or the governing documents of such Selling Stockholder or Over-Allotment Selling Stockholder if such Selling Stockholder or Over-Allotment Selling Stockholder is organized as a limited liability company, limited liability partnership or other partnership, association or entity.

               (f) Such Selling Stockholder or Over-Allotment Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (g) No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body that has not already been obtained is required for the execution and delivery of this Agreement by such Selling Stockholder or Over-Allotment Selling Stockholder or the consummation by such Selling Stockholder or Over-Allotment Selling Stockholder of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney except for compliance with the Act, the Rules and Regulations and the Blue Sky laws applicable to the public offering of Shares pursuant to this Agreement by the several Underwriters and the clearance of such offering with the NASD.

               (h)  Such   Selling   Stockholder   or   Over-Allotment   Selling
Stockholder has not distributed, and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

               4. Representations, Warranties and Covenants of the Selling Stockholders and the Over-Allotment Selling Stockholders with respect to the Company and the Registration Statement. Each Selling Stockholder and Over-Allotment Selling Stockholder designated by the Lead Representative will deliver a certificate or other instrument satisfactory in form and substance to the Lead Representative as to the matters set forth in Schedule 4.1 hereto.

               5.     Purchase, Sale and Delivery of Shares.

               (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Under-writers, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $ _.__ per share, the respective number of Firm Shares as hereinafter set forth. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 13 hereof).

               (b) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders and Over-Allotment Selling Stockholders listed on Schedule C hereto hereby grant options to the several Underwriters to purchase, severally and not jointly, up to 315,000 shares of Common Stock from the Company, such Selling Stockholders and Over-Allotment Selling Stockholders pursuant to the provisions set forth in Section 10 hereof. Said options may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon written notice by the Lead Representative to the Company, such
Selling Stockholders and Over-Allotment Selling Stockholders, as applicable, setting forth the number of Option Shares as to which the Underwriters are then exercising the options and the time and date of payment and delivery for any such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Lead Representative but shall not be later than five (5) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Lead Representative and the Company. The Company has agreed with the Selling Stockholders and the Over-Allotment Selling Stockholders that the first 124,173 shares as to which the Underwriters' over-allotment options are exercised will be sold by such Selling Stockholders and Over-Allotment Selling Stockholders on a pro rata basis based on the relative amounts subject to sale by such persons as set forth in Schedule C, and any of the remaining 190,827 shares as to which the Underwriters' over-allotment options are exercised will be sold by the Company.

               (c) Subject to any agreement between the Company and the Lead Representative with respect to delivery of a global certificate through Depository Trust Company ("DTC"), delivery of definitive certificates for the Firm Shares, and the Option Shares, if any, to be purchased by the Underwriters pursuant to this Section 5 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds (or, at the option of the Underwriters by wire transfer), to the order of the Company, the Selling Stockholders and the Over-Allotment Selling Stockholders, as applicable, on the third business day following the effective date of the Registration Statement, at the offices of the Lead Representative at 18301 Von Karman, Suite 100, Irvine, California 92715, at 10:00 A.M. (New York City time) on _________, 1997, provided that the delivery of all documents and instruments required to be delivered on the Closing Date other than the certificates for the Firm Shares and Option Shares, if any, shall be made at the offices of Underwriter's Counsel in New York, New York not later than the (3) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Shares shall be made at the above mentioned office of the Lead Representative or at such other place as shall be agreed upon by the Lead Representative and the Company on each Option Closing Date as specified in the notice from the Lead Representative to the Company. Certificates for the Firm Shares and the Option Shares, if any (or the global DTC certificate, if applicable) shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two
(2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Shares and the Option Shares, if any, shall be made available to the Lead Representative at such office or such other place as the Lead Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificate for the Firm Shares shall be in such form so as to qualify with the provisions of DTC book-entry and allow for a "fast" closing in compliance with DTC requirements.

               (d) On the Closing Date, the Company shall issue and sell to the Representatives the Underwriters' Warrants at a collective purchase price of one mill, which warrants shall entitle the holders thereof to purchase an aggregate of 210,000 shares of Common Stock. The Underwriters' Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement at an exercise price equal to one hundred twenty percent (120%) of the initial price to public of the Shares. The Underwriters' Warrant Agreement and form of Warrant Certificate shall be substantially in the forms filed as Exhibits 1.2 and 10.9 to the Registration Statement. Payment for the Underwriters' Warrants shall be made on the Closing Date by New York Clearing House funds.

               (e) It is understood that the Representatives, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by the Representatives prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by the Representatives shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

               6. Public Offering of the Shares. As soon after the Registration Statement becomes effective as the Underwriters deem advisable, the Underwriters shall make a public offering of the Shares (other than to residents of or in any jurisdiction in which qualification of the Shares is required and has not become effective) at the price and upon the other terms set forth in the Prospectus and this Agreement. The Underwriters may from time to time increase or decrease the public offering price after distribution of the Shares has been completed to such extent as the Underwriters, in their sole discretion deem advisable. The Underwriters may enter into one of more agreements as the Underwriters, in their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

               7. Further Agreements of the Company. The Company covenants and agrees with the several Underwriters that:

               (a) The Company will use its reasonable best efforts to cause the
Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; it will notify the Lead Representative, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to the Lead Representative that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to the Lead Representative that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify the Lead Representative promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon the Lead Representative's request, it will prepare and file with the Commission any amendments or supplements to the
Registration Statement or Prospectus which, in the opinion of Underwriters' Counsel, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify the Lead Representative of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to the Lead Representative a reasonable time prior to the proposed filing thereof or to which the Lead Representative shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations, and the provisions of this Agreement.

               (b) The Company will advise the Lead Representative, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

               (c) The Company will use its reasonable best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Lead Representative may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction.

               (d) The Company will furnish to the Representatives, without charge, as soon as available, at such place as the Representatives may designate, copies of the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be manually signed, if so requested by the Representatives, and will include all financial statements and exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act all in such quantities as the Representatives may from time to time reasonably request.

               (e) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the forty-fifth
(45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

               (f) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent certified public accountants), and unaudited quarterly reports of earnings, and will deliver to the Representatives:

                      (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company and the Subsidiaries for each quarter in the form furnished to the Company's stockholders;

                      (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company and the Subsidiaries as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the report thereon of independent certified public accountants;

                      (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                      (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange; and

                      (v) any additional information as of the date of such delivery of a public nature concerning the Company or the Subsidiaries (and any future subsidiaries) or their businesses which the Representatives may reasonably request.

In addition, during such five-year period, the Company will cause the Lead Representative to be included on the list maintained by the Company's public relations firm for distribution of any press release, whether such distribution is for general dissemination or for more limited distribution to certain newswires in compliance with any federal or state securities law, rule or regulation.

               During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

               (g) The Company will (and will cause the Subsidiaries to, where applicable), apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus. Except as set forth in the Prospectus and except as provided in the next sentence, for a period of three (3) years after the consummation of the Offering (or, if earlier, until such time as the Company has provided the Lead Representative with the accounting referred to in the last sentence of this
Section 7(g)), no portion of the net proceeds of the Offering will be used, directly or indirectly, to acquire any securities issued by the Company or the Subsidiaries from any person who was a stockholder of the Company prior to the Offering or who acquired such securities from any person who was a stockholder of the Company prior to the Offering without the prior written consent of the Lead Representative (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, the Company and/or the Subsidiaries shall be entitled to acquire securities of the Company or the Subsidiaries (i) from any officer, director and/or key employee of the Company in connection with any matter relating to such person's employment, death, disability or severance or in connection with the settlement of any non-compete agreement with such person, (ii) from any person (other than any person who was a stockholder of the Company prior to the Offering and who is not a current or former officer, director and/or key employee of the Company) in connection with any acquisition consummated after the Offering, including without limitation, in connection with the grant or satisfaction of any "put" or "call" right with respect to securities of the Company or any Subsidiary in connection with any such acquisition and (iii) in connection with any recapitalization in which all holders of the class of securities being purchased are treated pari passu. The Company will set apart and separately account for the net proceeds of the Offering. Not later than 30 days after all such net proceeds have been expended, the Company will provide the Lead Representative with an accounting of the application of such net proceeds.

               (h) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

               (i) The Company will timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the

Act) from time to time, under the Act and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act and the Rules and Regulations.

               (j) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, in either case in accordance with the express provisions of this Agreement, or if the Company shall terminate this Agreement pursuant to Section 14 hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 15, the Company will pay the several Underwriters, upon submission of reasonable supporting documentation, all out-of-pocket expenses (including fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating or preparing to market or marketing the Shares, not to exceed 3% of the expected proceeds of the offering.

               (k) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Lead Representative's opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Lead Representative advising the Company to the effect set forth above, consult with the Lead Representative concerning a possible press release or other public statement, with respect to such rumor, publication or event.

               (l) The Company shall furnish to the Lead Representative as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date earlier than November 30, 1996, or more than seventy-five (75) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 9(f) hereof.

               (m) The Company shall cause the Shares to be listed or quoted on The Nasdaq SmallCap Market (or, if the Company shall qualify, Nasdaq National Market ("NMS") or such other national securities exchange such as the New York Stock Exchange ("NYSE") or American Stock Exchange ("AMEX")) and, for a period of not less than five (5) years from the date hereof, use its best efforts to maintain The Nasdaq SmallCap Market, NMS, NYSE or AMEX, as the case may be, listing or quotation of the Shares to the extent outstanding.

               (n) Prior to the  Closing  Date and for a period  of  twenty-five
(25) days thereafter, the Company will not issue any press release or engage in other publicity without having provided the Lead Representative with advance notice of any such proposed press release as may be reasonable under the circumstances and a reasonable opportunity to review and comment upon the same.

               8.     Expenses.

               (a)    The Company agrees with each Underwriter that:

                      (i) The Company will pay and bear all costs and expenses in connection with the offering of the Firm Shares and the Option Shares pursuant to this Agreement, including but not limited to, the costs of preparing, printing and filing with the Commission the Registration Statement and all pre- and post-effective amendments thereto; preparing, printing, filing and delivering exhibits thereto and copies of the preliminary and final Prospectus, and any supplements thereto; filing, copying and delivering to such parties as are designated by the Lead Representative a reasonable number of all underwriting and selling documents, including but not limited to this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement and the Underwriter's Questionnaire and any Blue Sky memoranda; and preparing, printing and delivering stock certificates. The Company shall also be responsible for the payment when due of all fees and disbursements incurred in connection with the offering of the Firm Shares and the Option Shares, including but not limited to, NASD fees; Blue Sky fees; filing fees for listing and/or quotation of the Shares, other securities contemplated herein or otherwise; the Company's legal and accounting fees and disbursements; issue and transfer taxes (other than transfer taxes associated with shares being sold by the Selling Stockholders and the Over-Allotment Selling Stockholders, which taxes shall be the responsibility of the respective Selling Stockholders and Over-Allotment Selling Stockholders), if any; legal fees of the Underwriters' Counsel in connection with Blue Sky matters which shall not exceed $35,000, of which $17,500 has been heretofore paid and such Underwriters' Counsel's reasonable disbursements in connection with such Blue Sky matters; fees and disbursements of the transfer agent; and the cost (not to exceed $25,000 in the aggregate) of at least one tombstone advertisement (all of the foregoing expenses are hereinafter referred to as the "Company Expenses").

                      (ii) The Company  further  agrees that, in addition to the expenses payable pursuant to Section 8(a)(i) hereof, it will pay to the Representatives a non-accountable expense allowance in the aggregate equal to three percent (3%) of the total proceeds of the offering of the Firm Shares (including any Option Shares sold pursuant to the over-allotment option described above, but less the portion, if any, of such non-accountable expense allowance paid by any Selling Stockholder or Over-Allotment Selling Stockholder), of which $50,000 has been paid to LT Lawrence to date, to cover the cost of the Representatives' advertising, mailing, telephone, telegraph, travel, due diligence meetings and other similar expenses including legal fees of the Underwriters' Counsel (other than legal fees in connection with Blue Sky matters as to which fees the Company shall be responsible, as provided in Section 8(a)(i) hereof).

                      (iii) In addition to its other obligations under Section 11(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 11(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

               (b) In addition to their other obligations under Section 11(b) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 11(b) hereof, they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

               9. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the continuing accuracy, as of the date hereof and the Closing Date and any Option Closing Date, as the case may be, of the representations and warranties of the Company to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) The Registration Statement shall have become effective not later than 10:00 A.M., New York time, on the date following the date of this Agreement, or such later date as shall be consented to in writing by the Lead Representative; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.

               (b) All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 9.

               (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries from that set forth in the Registration Statement or Prospectus, which, in the Lead Representative's sole judgment, is material and adverse, and there shall not have been any adverse change in market conditions in either case that makes it, in the Lead Representative's sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

               (d) The Representatives shall have received on the Closing Date and on each Option Closing Date, as the case may be, the following opinion of Jones, Day, Reavis & Pogue, special counsel for the Company, dated the Closing Date or such Option Closing Date, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i) Metro is a corporation  duly  incorporated and in
good standing under the laws of the State of New York, and

Alliance is a corporation duly incorporated and in good standing under the laws of the State of Delaware;

                          (ii)  Each of Metro  and  Alliance  has the  corporate
power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. None of the Company, Alliance or SD&A is required to be qualified to do business as a foreign corporation in the State of New York;


                         (iii)  This  Agreement  and the  Underwriters'  Warrant
Agreement have been duly executed and delivered by the Company. Each of this Agreement and the Underwriters' Warrant Agreement, assuming due authorization by the Company and due authorization, execution and delivery by the Representatives, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                          (iv) The  Registration  Statement has become effective
under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened by the Commission;

                           (v) The  Registration  Statement and the  Prospectus,
and each amendment or supplement thereto (other than operating statistics, financial statements, financial schedules and other financial and statistical data included therein as to which such counsel need express no opinion), at the time the Registration Statement became effective, complied as to form in all material respects with the Act and the applicable Rules and Regulations;

                          (vi) The  statements in the  Prospectus  under "SHARES
ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                         (vii) The  description of the  Recapitalization  in the
Prospectus is correct in all material respects. Each of the Recapitalization Documents was executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of the Recapitalization Documents and the consummation of the Recapitalization therein contemplated does not and will not, to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions (as currently in effect) of, or constitute a default under, any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations. No consent, approval, authorization or order of or qualification with (i) any court, government or governmental agency or body having jurisdiction over the Company or over its properties or (ii) to the best of such counsel's knowledge, any other third party is or was required for the execution and delivery of the Recapitalization Documents and the consummation by the Company of the Recapitalization therein contemplated, except for the consents which were obtained;


                        (viii) To such counsel's knowledge, there are no agreements, contracts, leases or other documents to which the Company is a party of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                          (ix) The   performance   of  this  Agreement  and  the
Underwriters' Warrant Agreement and the consummation of the transactions herein and therein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder or under the Underwriters' Warrant Agreement, concerning which no opinion need be expressed) will not, to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions (as currently in effect) of, or constitute a default under, any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations;

                           (x) No consent,  approval,  authorization or order of
or qualification with any court, governmental body or agency having jurisdiction over the Company or over any of its properties or operations is required in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in con-
                                      -29-
nection  with  the  purchase  and  the   distribution   of  the  Shares  by  the
Underwriters;

                          (xi) To such counsel's  knowledge,  there are no legal
or governmental proceedings pending or threatened against the Company of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations or by the Exchange Act or the applicable rules and regulations of the Commission thereunder that are not described as required;

                         (xii) To such counsel's  knowledge,  the Company is not
presently in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental body or agency having jurisdiction over the Company or over any of its properties or operations;

                        (xiii) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company in connection with the offering under the Registration Statement and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights;

                      (xiv) Assuming due execution by, and full power and authority of, the parties thereto including the Company, the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against each such party and any subsequent holder of the securities subject thereto in accordance with their respective terms.

               In  addition,  such  counsel  shall  state that such  counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any Option Closing Date, the Registration

Statement and any amendment or supplement, when such documents became effective or were filed with the Commission (other than the operating statistics, financial statements, financial schedules and other financial and statistical information included therein, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any Option Closing Date, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               Counsel rendering the foregoing opinions may rely as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case its opinion is to state that they are so relying. Copies of any representation or certificate so relied upon shall be delivered to the Lead Representative and to Underwriters' Counsel. In addition, counsel rendering the foregoing opinions may state that its opinions are limited to matters arising under the laws in effect in the State of New York and the United States of America and the General Corporation Law of the State of Delaware.

               (e) The Representatives shall have received on the Closing Date and on each Option Closing Date, as the case may be, the following opinion of Lionel Sawyer & Collins, special Nevada counsel for the Company, dated the Closing Date or such Option Closing Date, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i) The Company is a  corporation  duly  incorporated
and in good standing under the laws of the jurisdiction of its incorporation;

                          (ii) The Company has the corporate power and authority
to own, lease and operate its properties and to conduct its business as described in the Prospectus;


                         (iii)  None  of  Alliance, Metro or SD&A is required to
be qualified to do business as a foreign corporation in the State of Nevada. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than as listed in the Registration Statement;


                          (iv)  The  Recapitalization  and the  Recapitalization
Documents were duly authorized by all necessary corporate action on the part of the Company. Each of the Recapitalization Documents, assuming due execution and delivery by the Company and the other parties thereto, is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of the Recapitalization Documents and the consummation of the Recapitalization therein contemplated does not and will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under,
(i) the  articles  of  incorporation  or  by-laws  of the  Company  or (ii)  any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or over its properties is or was required for the execution and delivery of the Recapitalization Documents and the consummation by the Company of the Recapitalization therein contemplated. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, or other right to subscribe for and purchase securities, the opinion with respect to the foregoing matters to be substantially as set forth in Schedule 8(e) hereto;

                           (v) The Firm  Shares  and the Option  Shares,  as the
case may be, to be issued by the Company pursuant to the terms of this Agreement each have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of stockholders, the opinion with respect to the foregoing matters to be substantially as set forth in Schedule 8(e) hereto;

                          (vi) The Company has the corporate power and authority
to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;

                         (vii) The Company has the corporate power and authority
to enter into the Underwriters' Warrant Agreement and to issue, sell and deliver to the Representatives the Underwriters' Warrants to be issued and sold by it thereunder;

                        (viii) This Agreement and the Underwriters' Warrant Agreement each has been duly authorized by all necessary corporate action on the part of the Company. Such counsel has been advised that Jones, Day, Reavis & Pogue, special counsel to the Company, has on this date delivered its opinion to the Underwriters to the effect that each of this Agreement and the Underwriters' Warrant Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles, and there is no provision under the laws of the State of Nevada that would, in and of itself, cause this Agreement or the Underwriters' Warrant Agreement to be invalid or unenforceable in accordance with its terms;


                          (ix)   The   statements   in  the   Prospectus   under
"DESCRIPTION OF CAPITAL STOCK" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                           (x) The description in the Registration Statement and
the Prospectus of the charter and by-laws of the Company and of statutes are correct in all material respects;

                          (xi)  The   performance  of  this  Agreement  and  the
Underwriters' Warrant Agreement and the consummation of the transactions herein and therein contemplated (other than performance of the Company's indemnification and contribution obligations hereunder or under the Underwriters' Warrant Agreement, concerning which no opinion need be expressed) will not (a) result in any violation of the Company's articles of incorporation or by-laws (as currently in effect) or (b) result in a breach or violation of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations;

                         (xii) No consent,  approval,  authorization or order of
or qualification with any court, governmental body or agency having jurisdiction over the Company or over any of its properties or operations is required in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

                        (xiii) To such counsel's knowledge, the Company is not presently (a) in material violation of its articles of incorporation or by-laws, or (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court of the state of Nevada or governmental body or agency of the state of Nevada;

                         (xiv) The  Underwriters'  Warrant Stock to be issued by
the Company as of the date hereof pursuant to the terms of the Underwriters' Warrants have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Underwriters' Warrant Agreement, will be duly and validly issued and fully paid and nonassessable.


               The Company shall also deliver an opinion of California counsel reasonably satisfactory to the Underwriters as to the matters referred to in clauses (i) and (ii) above with respect to SD&A.


               Counsel rendering the foregoing opinion may rely as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case its opinion is to state that they are so relying. Copies of any representation or certificate so relied upon shall be delivered to the Lead Representative and to Underwriters' Counsel. In addition, counsel rendering the foregoing opinion may state that its opinions are limited to matters arising under the laws in effect in the State of Nevada.

               (f) The Lead Representative shall have received on the Closing Date and each Option Closing Date, as the case may be, a letter from Coopers & Lybrand L.L.P. (the "Accounting Firm"), addressed to the Company and the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to the Lead Representative concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five (5) business days prior to the Closing Date or such Option Closing Date, as the case may be:

                      (i) stating that it is their opinion that the consolidated financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations;

                      (ii) stating that, on the basis of a limited  review which included a reading of the latest available unaudited interim consolidated financial statements of the Company and the Subsidiaries (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company and the Subsidiaries, consultations with officers and other employees of the Company and the Subsidiaries responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement, or (B) at a specified date not more than five
        (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and the Subsidiaries, as compared with amounts shown in the September 30, 1996 balance sheet, in the case of the Company and the Subsidiaries included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from July 1, 1996 in the case of the Company and the Subsidiaries other than Metro, and January 1, 1996 in the case of Metro, to the latest unaudited interim financial statements available prior to the effective date of the Registration Statement, there was any decrease in net earnings or decrease in net earnings per common share of the Company and the Subsidiaries, in each case as compared with the corresponding period in the preceding year, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                      (iii) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial or statistical information pertaining to the Company and the Subsidiaries set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified read-ings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                      (iv) statements as to such other matters incident to the transaction contemplated hereby as the Lead Underwriter may request, including without limitation with respect to the pro forma financial information pertaining to the Company and the Subsidiaries set forth in the Prospectus.

In addition, the Lead Representative shall have received from the Accounting Firm a letter addressed to the Company and made available to the Lead
Representative for the use of the Underwriters stating that its review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of its examination of the Company's financial statements as of June 30, 1996 did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

               (g) The Lead Representative shall have received on the Closing Date and on any Option Closing Date, as the case may be, a certificate of the Company, dated the Closing Date or such Option Closing Date, as the case may be, signed by the President and Chief Financial Officer of the Company, to the effect that, and the Lead Representative shall be satisfied that:

                           (i) The representations and warranties of the Company
in this Agreement are true and correct, as if made on and as of the Closing Date or any Option Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any Option Closing Date, as the case may be;

                          (ii) No stop order suspending the effectiveness of the
Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company's knowledge, threatened under the Act;

                         (iii) When the Registration  Statement became effective
and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Act and the Rules and Regulations or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue state-ment of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                      (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

               (h) The Company shall have furnished to the Lead Representative such further certificates and documents as the Lead Representative shall reasonably request (including certificates of officers of the Company as to the accuracy of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder).

               (i) On or before the Closing Date, the Company shall have executed and delivered to the Lead Representative, (i) the Underwriters' Warrant Agreement substantially in the form filed as Exhibit 1.2 to the Registration Statement in final form and substance satisfactory to the Lead Representative, and (ii) the Underwriters' Warrants in such denominations and to such designees as shall have been sold by the Company to the Underwriters pursuant thereto.

               (j) The Company and each officer and director of the Company and the holders of up to 10,229,855 shares of Common Stock referred to in the Prospectus under "Registration Rights and Certain Lock-up Arrangements" shall have executed and delivered the Lock-up Agreements. The Company will have provided to Underwrit-ers' Counsel true, accurate and complete copies of all of the Lock-up Agreements presently in effect. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of the Lead Representative.

               All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company will furnish the Lead Representative with such number of conformed copies of such opinions, certificates, letters and documents as the Lead Representative shall reasonably request.

               (k) The Lead Representative shall have received on the Closing Date and on any Option Closing Date, as the case may be, an opinion of the Underwriters' Counsel in form and substance satisfactory to the Lead Representative, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as the Lead Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

               10.    Option Shares.

               (a)  On  the  basis  of  the   representations,   warranties  and
agreements herein contained, but subject to the terms and conditions herein set forth, the Company, certain of the Selling Stockholders and the Over-Allotment Selling Stockholders, all as identified on Schedule C, hereby grant to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, nontransferable options to purchase up to an aggregate of 315,000 Option Shares at the purchase price per share for the Firm Shares set forth in Section 5 hereof. Such options may be exercised by the Representatives on behalf of the several Underwriters on one
(1) or more occasions in whole or in part during the period of forty-five (45) days after the date on which the Firm Shares are initially offered to the public, by giving written notice to the Company, such Selling Stockholders and Over-Allotment Selling Stockholders, as the case may be. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Lead Representative in such manner as to avoid fractional shares. The Company has agreed with certain of the Selling Stockholders and the Over-Allotment Selling Stockhold-ers and the Underwriters hereby agree that the first 124,173 shares as to which the Underwriters' over-allotment options are exercised will be sold by such Selling Stockholders and Over-Allotment Selling Stockholders on a pro rata basis based on the relative amounts subject to sale by such persons as set forth under "Principal and Selling Stockholders," and any of the remaining 190,827 shares as to which the Underwriters' over-allotment options are exercised will be sold by the Company.

               (b) Upon exercise of any option provided for in Section 10(a) hereof, the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to the Lead Representative and to Underwriters' Counsel, and the Lead Representative shall have been furnished with all such documents, certificates and opinions as the Lead Representative may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company or the compliance with any of the conditions herein contained.

               11.    Indemnification and Contribution.

               (a) (i) The Company  agrees to indemnify  and hold  harmless each
Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises solely out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter, directly or through either Representative, any Selling Stockholder or any Over-Allotment Selling Stockholder specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 11(a) (i) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 7(d) hereof.

               (ii)  The  Selling   Stockholders  and   Over-Allotment   Selling
Stockholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Selling Stockholder or Over-Allotment Selling Stockholder herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Selling Stockholder or Over-Allotment Selling Stockholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises solely out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished by the Company or any Underwriter, directly or through either Representative, any other Selling Stockholder or any other Over-Allotment Selling Stockholder specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 11(a) (ii) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 7(d) hereof.

               The indemnity agreement in this Section 11(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

               (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each other Underwriter, each Selling Stockholder and each Over-Allotment Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which the Company, such Selling Stockholder, Over-Allotment Selling Stockholder and other Underwriter may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 11(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through either Representative, specifically for use in the preparation thereof, and agrees to reimburse the Company, each Selling Stockholder, Over-Allotment Selling Stockholder and other Underwriter for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the obligation of each Underwriter to indemnify the Company, each Selling Stockholder, Over-Allotment Selling Stockholder and other Underwriter shall be limited to the total price at which the Shares purchased by such Underwriter hereunder were offered to the public. The Company, each Selling Stockholder, Over-Allotment Selling Stockholder and other Underwriter acknowledges that the statements with respect to the public offering of the Shares set forth under the heading "Underwriting," the information set forth in the Risk Factors entitled "Lack of Underwriting History" and the stabilization legend in the Prospectus have been furnished by the Representatives expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

               The indemnity agreement in this Section 11(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company and each person, if any, who controls the Company, any Selling Stockholder or any Over-Allotment Selling Stockholder within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

               (c) Promptly  after  receipt by an  indemnified  party under this
Section 11 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 11. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 11(a) or 11(b) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has given prior written authorization for the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any-pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (d) If the indemnification provided for in this Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders, the Over-Allotment Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders, the Over-Allotment Selling Stockholders and the Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders, the Over-Allotment Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commis-sions received by the Underwriters, in each case as set forth in the table on the cover page of the final Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any and all costs and expenses, including reasonable attorneys' fees, incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

               (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 11, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 11 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 11, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 11 and further agree not to attempt to assert any such defense.

               12. Representations, Warranties, Covenants and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 11 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person within the meaning of the Act or the Exchange Act, or by or on behalf of the Company or any of its officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

               13. Substitution of Underwriters and Substitution for Defaulting Selling Stockholders or Over-Allotment Selling Stockholders.

               (a) (i) If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

               (ii) If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm
Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to the Lead Representative, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 13(a), (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

               (iii) In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 13(a), the Company shall not be liable to any Underwriter (except as provided in Sections 8 and 11 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages, if any, resulting from such default) be liable to the Company (except to the extent provided in Sections 8 and 11 hereof).

               The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 13(a). Nothing herein will relieve a defaulting Underwriter from liability for its default.

               (b) If one or more of the Selling Stockholders or Over-Allotment Selling Stockholders (each a "Defaulting Selling Stockholder") shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Defaulting Selling Stockholder, then the Company shall have the right, upon written notice to the Lead Representative, to substitute for such Defaulting Selling Stockholder's shares, such number of additional newly issued shares of Common Stock as shall equal the aggregate number of shares as which such Defaulting Selling Stockholder has failed to deliver. If one or more Defaulting Selling Stockholder(s) shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by them, the Closing Date shall be postponed for twenty-four (24) hours to allow the Company the privilege of substituting within such twenty-four (24) hours (including non-business hours) newly issued shares for the Shares of such Defaulting Selling Stockholder. If it shall be arranged for the Company to issue new shares to substitute for such Defaulting Selling Stockholder(s)' shares as provided in this Section 13(b), the Company shall take any and all action as is required, including the filing of one or more amendments, to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be required.

        14.    Effective Date.

               (a) This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Lead Representative, in its discretion, shall release the Shares for the sale to the public; provided, however, that the provisions of Sections 8, 11 and 15 of this Agreement shall at all times be effective. For purposes of this Section 14, the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Lead Representative of telegrams to securities dealers releasing such shares for offering or the release by the Lead Representative for publication of the first newspaper advertisement which is subsequently published relating to the Shares. By giving notice as set forth in
Section  16  before  the  time of this  Agreement  becomes  effective,  the Lead
Representative, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 7(j), 8 and 11 hereof.

        15. Termination. The Lead Representative shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date or on or prior to each Option Closing Date, as the case may be, (i) if the Company shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally which in the sole judgment of the Lead Representative make it impractical or impossible to proceed with the Offering or mini-mum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if any other material and adverse event shall have occurred which, in the reasonable opinion of the Lead Representative, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraphs (i) through (v) above, the Company shall also remain obligated to pay costs and expenses pursuant to Sections 7(j), 8 and 11 hereof.

        16. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Shares which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Lead Representative may at the Lead Representative's option, by notice from the Lead Representative to the Company, terminate the Underwriters' obligation to purchase Option Shares from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 8, Section 11 and Section 15 hereof. No action taken pursuant to this Section 16 shall relieve the Company from liability, if any, in respect of such default.

               17. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Lead Representative shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to: c/o Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, telecopier number (714) 852-9603, Attention: Corporate Finance Department, with a copy to LT Lawrence & Co., Inc., 3 New York Plaza, New York, New York 10004, Attention:
Joel L. Gold, Executive Vice President, with a copy to the Underwriters' Counsel at Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, New York, New York 10112, Attention: Irwin M. Rosenthal, Esq. Notices to the Company shall be directed to the Company at 400 Corporate Pointe, Suite 780, Culver City, California 90230, Attention: Barry Peters, Chairman of the Board and Chief Executive Officer, with a copy to Jones, Day,

Reavis & Pogue,  599 Lexington  Avenue,  New York, New York,  10022,  Attention:
Robert A. Zuccaro, Esq.

               18. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in
Section 11 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or corporation. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

               In all dealings with the Company under this Agreement, the Lead Representative shall act on behalf of each of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by the Lead Representative.

               19. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the choice of law or conflict of law principles.

               20. Entire Agreement; Amendments. This Agreement and the Underwriters' Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representatives and the Company.

               In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.

               21. Counterparts. This Agreement may be signed in several counterparts, each of which will constitute an original.

               If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       ALL-COMM MEDIA CORPORATION



                                       By:
                                          ______________________________________
                                           Barry Peters
                                           Chairman of the Board and
                                           Chief Executive Officer

                                       [Selling Stockholder Signatures]


                                       ________________________________


                                       ________________________________


                                       ________________________________


                                       [Over-Allotment Selling Stockhold-
                                       ers]


                                       ________________________________


                                       ________________________________


                                       ________________________________


Accepted as of the date first above written:

CRUTTENDEN ROTH INCORPORATED

On its behalf and on behalf of each of the several Underwriters named in Schedule A hereto.


By: CRUTTENDEN ROTH INCORPORATED

        By:
           ____________________________
               Authorized Signatory

LT LAWRENCE & CO., INC.

On its behalf and on behalf of each
of the several Underwriters named in
Schedule A hereto.


By: LT LAWRENCE & CO., INC.

        By:
           ____________________________
               Authorized Signatory

                                   SCHEDULE A


                                                                   Number of Firm Shares
                                                                      to Be Purchased
                                                                      ---------------
Underwriters
-------------
Cruttenden Roth Incorporated............................

LT Lawrence & Co., Inc.









Total ..................................................                   2,100,000



                                   SCHEDULE B


                                                                   Number of Firm Shares
                                                                        to Be Sold
                                                                        ----------
Selling Stockholders
--------------------











Total ......................................................                   350,000

                                   SCHEDULE C

                                                                  Number of Option Shares
                                                                        to Be Sold
                                                                        ----------
Over-Allotment Selling Stockholders
-----------------------------------












Total ........................................................                315,000



                                  SCHEDULE 4.1

        In order to induce the several underwriters (the "Underwriters") for which Cruttenden Roth Incorporated and LT Lawrence, Inc. are acting as representatives, to proceed with the underwriting of the public offering (the "Offering") of 2,100,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of All-Comm Media Corporation (the "Company"), of which 1,750,000 shares are being offered by the Company and 350,000 shares are being offered by the Selling Stockholders (and an additional 315,000 shares are being offered by certain of the Selling Stockholders and the Over-Allotment Selling Stockholders soley to cover over-allotments, if any), the Selling Stockholder or Over-Allotment Selling Stockholder named below, severally and not jointly, hereby represents, warrants and covenants to the several Underwriters as of the date hereof and as of the Closing Date and each Option Closing Date (each as defined in the Underwriting Agreement relating to the Offering, a copy of which has been delivered to such party (the "Underwriting Agreement")), as applicable:

               A. Such Selling Stockholder or Over-Allotment Selling Stockholder has read the representations and warranties of the Company contained in Section 2 of the Underwriting Agreement and, although such Selling Stockholder or Over-Allotment Selling Stockholder has not independently verified the accuracy of such representations and warranties or conducted any due diligence investigation of the Company, such Selling Stockholder or Over-Allotment
Selling Stockholder has no knowledge that such representations and warranties of the Company are not true and correct in all material respects.

               B. Such Selling Stockholder or Over-Allotment Selling Stockholder has reviewed the Registration Statement and Prospectus and, although such Selling Stockholder or Over-Allotment Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Stockholder or Over-Allotment Selling Stockholder that would lead such Selling Stockholder or Over-Allotment Selling Stockholder to believe that (i) on the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, (ii) on the effective date of the Registration, the Prospectus contained and, on the Closing Date (and, in the case of the Over-Allotment Selling Stockholders listed on Schedule C, any Option Closing Date) contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.